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Exhibit 32.1

Certification Pursuant to 18 U.S.C. §1350, as Adopted
Pursuant to §906 of the Sarbanes-Oxley Act of 2002

        Each of the undersigned hereby certifies pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002 in his capacity as an officer of Sangamo BioSciences, Inc. (the "Company"), that:

  (1)
  the Annual Report of the Company on Form 10-K/A for the period ending December 31, 2003, as filed with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ EDWARD O. LANPHIER II Edward O. Lanphier II President, Chief Executive Officer and Director (Principal Executive Officer) Date: March 30, 2004
/s/ GREG S. ZANTE Greg S. Zante Senior Director, Finance and Administration (Principal Financial and Accounting Officer) Date: March 30, 2004

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  Exhibit 32.1